Bank Loans and Banking Facilities	12 Months Ended
Dec. 31, 2012
Bank Loans and Banking Facilities
11.	Bank Loans and Banking Facilities

As at December 31, 2012, a subsidiary of the Company obtained an unsecured half-year term loan of $4,815 at an interest rate of 6.44%. There were no restrictive financial covenants associated with this term loan.

The subsidiaries of the Company have credit facilities with various banks representing notes payable, trade acceptances, import facilities, revolving loans and overdrafts. At December 31, 2011 and 2012, these facilities totaled $8,159 and $176,256, of which $6,012 and $161,794 were unused at December 31, 2011 and 2012, respectively. The maturity of these facilities is generally up to 180 days. Interest rates are generally based on the banks’ usual lending rates in Hong Kong or the PRC and the credit lines are normally subject to annual review. The banking facilities are secured by guarantee given by NTISZ and cross guarantee given by Zastron Shenzhen and Wuxi Zastron-Flex.

Total banking facilities utilized which are usance bills pending maturity may not agree to notes payable due to bank having not yet received the bills of goods from vendors as of the balance sheet date.

At December 31,	2011	2012
Short term bank borrowings	$—	$4,824
Trust Receipt loans	—	3,558
Usance bills pending maturity	2,147	4,860
Foreign currency forward contract	—	1,220

Total banking facilities utilized	2,147	14,462
Less: Outstanding letters of credit	(1,879)	(587)
Less: Foreign currency forward contract	—	(1,220)

Notes payable, short term bank borrowings and Trust Receipt loans	$268	$12,655

The weighted average interest rate was 6.29% per annum.